UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)        December 28, 2007

MGT Capital Investments, Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-26886	13-4148725
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

Kensington Centre, 66 Hammersmith Road, London, United
Kingdom		W14 8UD
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code       011-44-20-7605-7950

 (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03.  Amendments to Articles of Incorporation or By-Laws; Change in Fiscal Year

                                                On December 28, 2007, the Board of Directors amended the Company’s By-Laws in order to comply with the Fast Automated Securities Transfer Program (FAST) and the Direct Registration System (DRS) changes from January 1, 2008.

Item 5.05.  Amendment to Registrant’s Code of Ethics, or Waiver of a Provision of the Code of Ethics

                                                On December 28, 2007, the Board of Directors amended the Company’s Code of Business Conduct and Ethics in order to comply with the Sarbanes-Oxley Act of 2002.

Item 9.01.  Financial Statements and Exhibits

(d)                                 Exhibit

1                                          By-Laws

2                                          Code of Business Conduct and Ethics

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

MGT CAPITAL INVESTMENTS, INC.
	By:	/s/ TIM PATERSON-BROWN
Tim Paterson-Brown
Chairman and Chief Executive Officer
Date: December 28, 2007